EXHIBIT 99.d.1.a

                                   EXHIBIT A*
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                ABERDEEN ASSET MANAGEMENT INC. AND ABERDEEN FUNDS

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                 Fund                                   Assets                         Investment Advisory Fee
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
Aberdeen Tax-Free Income Fund            $0 up to $250 million                                 0.425%
                                         $250 million up to $1 billion                         0.375%
                                         $1 billion and more                                   0.355%
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Aberdeen Small Cap Fund                  up to $100 million                                    0.95%
                                         $100 million or more                                  0.80%
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Aberdeen Natural Resources Fund          $0 up to $500 million                                 0.70%
                                         $500 million up to $2 billion                         0.65%
                                         $2 billion and more                                   0.60%
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Aberdeen Technology and Communications   $0 up to $500 million                                 0.88%
   Fund                                  $500 million up to $2 billion                         0.83%
                                         $2 billion and more                                   0.78%
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Aberdeen Health Sciences Fund            $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen U.S. Equity Fund                $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.80%
                                         $2 billion and more                                   0.75%
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Aberdeen Equity Long-Short Fund          $0 up to $250 million                                 1.50%
                                         $250 million and more                                 1.25%
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Aberdeen China Opportunities Fund        $0 up to $500 million                                 1.25%
                                         $500 million up to $2 billion                         1.20%
                                         $2 billion and more                                   1.15%
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Aberdeen Optimal Allocations Funds:      All Assets                                            0.15%
   Growth Fund
   Moderate Growth Fund
   Moderate Fund
   Specialty Fund
   Defensive Fund
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Aberdeen Developing Markets Fund         $0 up to $500 million                                 1.05%
                                         $500 million up to $2 billion                         1.00%
                                         $2 billion and more                                   0.95%
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Aberdeen International Equity Fund       $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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

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                 Fund                                   Assets                         Investment Advisory Fee
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
Aberdeen Select Worldwide Fund           $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Global Financial Services Fund  $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Global Utilities Fund           $0 up to $500 million                                 0.70%
                                         $500 million up to $2 billion                         0.65%
                                         $2 billion and more                                   0.60%
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Aberdeen Core Income Fund                $0 up to $2 billion                                   0.30%
                                         $2 billion up to $5 billion                          0.275%
                                         $5 billion or more                                    0.25%
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Aberdeen Core Plus Income Fund           $0 up to $500 million                                0.325%
                                         $500 million up to $1 billion                        0.305%
                                         $1 billion up to $5 billion                          0.285%
                                         $5 billion and more                                  0.255%
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Aberdeen Asia Bond Institutional Fund    All Assets                                            0.50%
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Aberdeen Global Fixed Income Fund        All Assets                                            1.00%
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Aberdeen Global Small Cap Fund           All Assets                                            1.25%
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Aberdeen International Equity            All Assets                                            0.80%
   Institutional Fund
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Aberdeen Emerging Markets                All Assets                                            0.90%
   Institutional Fund
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

As most recently approved at the June 9, 2009 Board Meeting.